EXHIBIT 99.2

Standard BioTools Corporate Presentation January 2023

Legal information 2 Forward - Looking Statements This presentation and the accompanying oral presentation contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the expected advantages of and demand for Standard BioTools products, new product introductions, anticipated placements of products, strategies and plans for market access and growth, and expectations for growth by business line. Forward - looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks associated with the potential adverse effects of the coronavirus pandemic on our business and operating results; possible transition - related disruption, including through the loss of customers, suppliers and employees; changes in Standard BioTools’ business or external market conditions; customers and prospective customers continuing to curtail or suspend activities utilizing our products; our ability and/or the ability of the research institutions utilizing our products and technology to obtain and maintain Emergency Use Authorization from the FDA or any other requisite authorizations or approvals to use our products and technology for diagnostic testing purposes; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, Standard BioTools products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; Standard BioTools research and development and distribution plans and capabilities; interruptions or delays in the supply of components or materials for, or manufacturing of, Standard BioTools products; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Information on these and additional risks and uncertainties and other information affecting Standard BioTools’ business and operating results is contained in its Annual Report on Form 10 - K for the year ended December 31, 2021, and in its other filings with the Securities and Exchange Commission (“SEC Filings”). These forward - looking statements speak only as of the date hereof. Standard BioTools disclaims any obligation to update these forward - looking statements except as may be required by law. Market, Industry and Other Data This presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity, and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our customers, trade and business organizations, and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third - party sources, as well as data from our internal research. In presenting this information, we have made certain assumptions that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. Market and industry data, which is derived in part from management’s estimates and beliefs, are subject to change and may be limited by the availability of raw data, the voluntary nature of the data - gathering process, and other limitations inherent in any statistical survey of such data. In addition, projections, assumptions and estimates of the future performance of the markets in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Risk Factors” in Standard BioTools’ SEC Filings. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks Standard BioTools, the Standard BioTools logo, Fluidigm, the Fluidigm logo, the CyTOF XT logo, “Unleashing tools to accelerate breakthroughs in human health,” , CyTOF, CyTOF XT, Hyperion, Hyperion XTi , Imaging Mass Cytometry, Maxpar and X9 a re trademarks and/or registered trademarks of Standard BioTools Inc. (f.k.a. Fluidigm Corporation) or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. ©2023 Standard BioTools Inc. All rights reserved. 01/2023 Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures. Information in this is subject to change without notice. Patent and License Information: www.standardbio.com/legal/notices.

Standard BioTools mission and vision 3 Vision to be a top - quartile life science research tools company in 3 – 5 years, becoming the established standard in our customers’ workflows Cutting - edge tools that enable scientists to make breakthroughs faster and more efficiently Focus on standardized workflows that provide unsurpassed reliability, repeatability and consistency Commitment to continuous improvement, quality and customer service

Investment highlights 4 Platform Create a diversified, innovation - focused life science tools company serving the pharma research markets Strategic M&A Execute on highly strategic M&A across a broad target universe leveraging existing infrastructure Top - Grade Team World class team of seasoned operators with a proven track record of commercializing technologies Access to Capital $250 million capital infusion from leading life science investors Casdin Capital and Viking Global Performance via SBS Use Standard BioTools Business System (SBS) to build best - in - class operations, commercial execution and performance culture

The gap 5 Standard BioTools Elements of Success Early - Stage LST Company Struggles ▪ Poor product - market fit and demand generation ▪ Lack of roadmap and application development Customer - centric marketing, product management and development organization Marketing and Product Development Global, customer focused commercial organization fit to products and target markets ▪ No systematic approach to selling ▪ Inconsistent and costly customer support Commercial Critical management infrastructure and Lean processes to enable scale and execution ▪ Lack of global distribution and support ▪ Lack of focus on quality and manufacturing Operations Senior leadership with disciplined strategy deployment; cost - effective G&A infrastructure ▪ Inexperienced management teams ▪ Lack operational discipline to drive margin Management MANY INNOVATIVE TECHNOLOGIES BUT FEW SUCCESSFUL COMPANIES

The approach 6 ▪ Complementary and de - risked technology acquisitions ▪ Proprietary deal flow to expand portfolio into high - growth segments ▪ Growth ▪ Cost ▪ Performance ▪ Quality ▪ Safety ▪ Delivery Drive Growth Create Value Deliver Profitability ACQUIRE LEVERAGE IMPROVE ▪ Seasoned management team to drive strategy and execute plans ▪ Standard BioTools Business System (SBS) ▪ Established global scale and infrastructure BUILDING A DIVERSIFIED LIFE SCIENCES PLATFORM COMPANY

Management team with shared experience 7 Alex Kim Chief Operating Officer Jeremy Davis Chief Commercial Officer Mona Abou - Sayed SVP, SBS Anders Davas SVP, Global Operations Michael Egholm, PhD Chief Executive Officer Vikram Jog Chief Financial Officer Betsy Jensen Chief Human Resources Officer David King, PhD SVP, Global R&D

Strategic Priorities ` ` 1. Revenue Growth 2. Improve Operating Discipline 3. Strategic Capital Allocation Early Results ▪ Sequential revenue growth of core product services business ▪ Phased restructuring program underway resulting in expected $33M in O pEx improvement ▪ Deep M&A funnel with opportunities at various stages Legacy of Innovation ▪ Strong underlying technology in Proteomics and Genomics with plenty of runway ahead ▪ Foundational footprint with customers and scientific community ▪ Established global infrastructure and state - of - the - art manufacturing Embarking on a new chapter: focused execution and growth 8 Leveraging strong technology foundation as a chassis for growth and to establish industry leader

Portfolio of high-parameter spatial and multi-omic technologies

PROTEOMICS


CyTOF XT



CyTOF® XT
Flow Cytometry

Maxpar®
Assays & Kits

- 50+ unique markers at one time
- Digital signal
- Rapid panel design
- Enables longitudinal and cross-center studies


HYPERION XTi

Hyperion XTi™
Imaging System

- 40+ unique markers at one time
- Fast time to result
- No autofluorescence
- Clinical research quality data

GENOMICS





X9™ Real-Time
PCR System

Integrated Fluidic Circuit
96x96 | 48x48 | 192x24

- High flexibility
- Rapid panel design
- 9,216 reactions in < 1 hour
- Ideal for precious samples and expensive probes

STANDARD BIOTOOLS™

9

PROTEOMICS

The age of the immune system 11 0 20 40 60 Number of markers Information content PROTEOMICS IMMUNE PROFILING IS THE KEY TO UNLOCKING MANY THERAPIES Basic inventory of the immune system requires 30+ markers Real insight grows exponentially with every additional marker

PROTEOMICS

The problem with fluorescence

FLUORESCENT LABELING IS THE CURRENT STANDARD IN BIOLOGY

Fluorescence is challenged by autofluorescence and spectral overlap

Autofluorescence



Tissues fluoresce themselves, complicates the data

Spectral overlap



What color did I see?

Can overcome limitations with cyclical staining

Cyclical staining


Stain
Strip
Image

Cyclical staining results in new problems

- Tissue degradation
- Long time to results

Other considerations

- Panel design takes months (Flow)
- Nonspecific binding (Imaging)
- Difficult workflows

STANDARD BIOTOOLS™
12

The solution I Mass Cytometry Labeling with isotopes gives digital readout Enables 50+ markers in a single scan • No autofluorescence • No spectral overlap • Simple and quick panel design 13 Mass Cytometry – metal tags identified by mass spectrometry – no overlap NEXT - GEN LABELING TECHNOLOGY PROTEOMICS

The proof I We win in the marketplace of results 14 96% Of more than 1,850 publications with 20 or more protein markers 96% use mass cytometry!* PROTEOMICS Lab Others 96% All others * Estimated based on latest available information γ

PROTEOMICS

Mass Cytometry enabling single-cell biology

Flow Cytometry –
CyTOF
- Single-cell analysis
- 13 samples per run
- 50+ markers per sample


Liquid cell suspension
To ICP torch
Nebulizer gas
Make-up gas

Imaging Mass Cytometry™: –
Hyperion™ Imaging System
- Whole tissue analysis
- Sub-cellular, 1µm, resolution
- 40+ Markers per sample




CyTOF XT

CyTOF XT™
Flow Cytometer


HYPERION XTi

Hyperion XTi
Imaging Mass Cytometer
Launching in April

New team reinvigorating R&D
Building a robust roadmap
- More markers
- Higher resolution
- Faster speed
- Smaller form factor
- Lower price

Translating high-parameter single cell and tissue imaging into real world, actionable results

STANDARD BIOTOOLS™
15

GENOMICS

Genomics a powerful microfluidic solution for target markets 17 GENOMICS Proprietary integrated fluidic circuit (IFC) IFC Formats 96x96 | 48x48 | 192x24 • Rapid (singleplex) panel design • Easy swapping of probes • 9,216 reactions in < 1 hour • Ideal for precious samples and expensive probes Proprietary instrument: X9 for Real - Time PCR System • Rationalized instrument portfolio to single, easy - to - use instrument • Streamlined go - to - market strategy targeting OEMs (for example Olink ) and large accounts • Narrowed focus to five key applications with clear value propositions

FINANCIALS

Financials Cash/Equivalents Year End 2022: $165 million Targets: • Gross margin: 65% - 68% by end of 2023 • Free Cash Flow: breakeven by end of 2024 19

Strategic priorities 1. Revenue Growth • Accelerate growth in Proteomics and focus Genomics toward profitable growth • Compete in growing markets where we have, or could have, a competitive advantage • Focus on servicing more customers in translational and clinical research 2. Improve Operating Discipline via SBS • Implement best - in - class processes to manage expenses and increase productivity • Creating highly flexible business processes by eliminating muda (waste) • Focus on shortening lead times, improving quality, reducing costs 3. Strategic Capital Allocation • Expand product offerings for our customers by acquiring complementary assets that allow us to leverage our infrastructure • Target de - risked technologies with immediate revenue potential and validated market opportunity 20

Translating strategy into action Corporate • Phased restructuring • Cut expected $30M+ from OpEx • Reduced headcount 15% • Reduced SSF footprint 25% • Reduced SG&A expenses • Results in 2,000 bp improvement in EBIT 21 WHAT WE’VE DONE SO FAR Proteomics/Mass Cytometry • Hyperion XTi launch April ‘23 • Reinvigorate sales team • Top - graded Americas team • Develop and release playbooks • Implement sales funnel management discipline • Returned to in - house manufacturing Genomics/Microfluidics • Simplified to one product • Reduced R&D spend by > 50% • Reduced direct sales in favor of OEM • Target improvements in EMEA and APAC teams • Drive 700 – 1,000 bp improvements in gross margins via absorption (short - term) and design (long - term) improvements • Continue OpEx improvements to reduce cash burn to breakeven by end of 2024 WHAT WE PLAN TO DO 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 0 10,000 20,000 30,000 40,000 50,000 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Revenue Adjusted GM Launch of strategic repositioning Q4 Est. REVENUES & GROSS MARGINS

Investment highlights 22 Platform Create a diversified, innovation - focused life science tools company serving the pharma research markets Strategic M&A Execute on highly strategic M&A across a broad target universe leveraging existing infrastructure Top Grade Team World class team of seasoned operators with a proven track record of commercializing technologies Access to Capital $250 million capital infusion from leading life science investors Casdin Capital and Viking Global Performance via SBS Using the SBS System to build best - in - class operations, commercial execution & performance culture

Unleashing tools to accelerate breakthroughs in human health γ Thank You